Exhibit 99.1

Ligand Announces Proposed Offering of $400 Million of Convertible Senior Notes Due 2030

JUPITER, Fla., August 11, 2025 (GLOBE NEWSWIRE) — Ligand Pharmaceuticals Incorporated (Nasdaq: LGND) (“Ligand”) announced today its intention to offer $400.0 million aggregate principal amount of convertible senior notes due 2030 (the “notes”) in a private placement (the “offering”) to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), subject to market conditions and other factors. Ligand also expects to grant to the initial purchasers of the notes (the “initial purchasers”) a 13-day option to purchase up to an additional $60.0 million aggregate principal amount of notes.

The notes will be general unsecured, senior obligations of Ligand and will accrue interest payable semiannually in arrears on April 1 and October 1 of each year, beginning on April 1, 2026. The notes will mature on October 1, 2030, unless earlier converted, redeemed or repurchased. Upon conversion of the notes, Ligand will pay cash up to the aggregate principal amount of the notes to be converted and pay or deliver, as the case may be, cash, shares of Ligand’s common stock or a combination of cash and shares of Ligand’s common stock, at Ligand’s election, in respect of the remainder, if any, of Ligand’s conversion obligation in excess of the aggregate principal amount of the notes being converted. The interest rate, initial conversion rate, redemption or repurchase rights and other terms of the notes will be determined at the time of pricing of the offering.

Ligand expects to use a portion of the net proceeds from the offering to pay the cost of the convertible note hedge transactions described below (after such cost is partially offset by the proceeds to Ligand from the sale of the warrants in the warrant transactions described below). In addition, Ligand expects to use up to $30 million of the net proceeds from the offering to repurchase shares of its common stock from certain purchasers of the notes in privately negotiated transactions, as described below. Ligand intends to use the remaining net proceeds from the offering for general corporate purposes including investing in complementary businesses, companies, products and technologies, although Ligand has no present commitments or agreements to do so. If the initial purchasers exercise their option to purchase additional notes, Ligand expects to sell additional warrants to the option counterparties and use a portion of the net proceeds from the sale of the additional notes, together with the proceeds from the sale of the additional warrants, to enter into additional convertible note hedge transactions and the remaining net proceeds for general corporate purposes.

In connection with the pricing of the notes, Ligand expects to enter into convertible note hedge transactions (the “convertible note hedge transactions”) with one or more of the initial purchasers or their respective affiliates and/or other financial institutions (the “option counterparties”). Ligand also expects to enter into warrant transactions (the “warrant transactions”) with the option counterparties, pursuant to which Ligand will issue warrants to purchase common stock (the “warrants”) to such option counterparties. The convertible note hedge transactions are expected generally to reduce the potential dilution to Ligand’s common stock upon any conversion of notes and/or offset any cash payments Ligand is required to make in excess of the principal amount of converted notes, as the case may be. However, the warrant transactions could separately have a dilutive effect on Ligand’s common stock to the extent that the market price per share of common stock exceeds the strike price of the warrants. If the initial purchasers exercise their option to purchase additional notes, Ligand expects to enter into additional convertible note hedge transactions and additional warrant transactions with the option counterparties.

In connection with establishing their initial hedges of the convertible note hedge transactions and the warrant transactions, Ligand expects the option counterparties or their respective affiliates to enter into various derivative transactions with respect to Ligand’s common stock and/or purchase shares of Ligand’s common stock concurrently with or shortly after the pricing of the notes. This activity could increase (or reduce the size of any decrease in) the market price of Ligand’s common stock or the notes at that time.

The option counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to Ligand’s common stock and/or purchasing or selling shares of Ligand’s common stock or other securities of Ligand in secondary market transactions following the pricing of the notes and prior to the maturity of the notes (and are likely to do so in connection with any conversion, redemption or repurchase of the notes). This activity could also cause or avoid an increase or a decrease in the market price of Ligand’s common stock or the notes, which could affect a holder’s ability to convert its notes and, to the extent the activity occurs during any observation period related to a conversion of notes, it could affect the number of shares of Ligand’s common stock, if any, and value of the consideration, if any, that a holder will receive upon conversion of its notes.

In addition, Ligand expects to use up to $30 million of the net proceeds from the offering to repurchase shares of its common stock from certain purchasers of the notes in privately negotiated transactions effected through one of the initial purchasers or an affiliate thereof concurrently with the pricing of the notes. The price per share of Ligand’s common stock repurchased in such transactions is expected to equal the last reported price per share of Ligand’s common stock as of the date of the pricing of the notes. These repurchases could increase (or reduce the size of any decrease in) the market price of Ligand’s common stock prior to, concurrently with or shortly after the pricing of the notes, and could result in a higher effective conversion price for the notes. Ligand cannot predict the magnitude of such market activity or the overall effect it will have on the market price of the notes and/or the market price of Ligand’s common stock.

The notes and the warrants will only be offered to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act. The notes, the warrants, the shares of common stock into which the notes are convertible and the shares of common stock issuable upon exercise of the warrants have not been, and will not be, registered under the Securities Act or the securities laws of any other jurisdiction, and unless so registered, may not be offered or sold in the United States or to, or for the account or benefit of, U.S. persons, absent registration or an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and other applicable securities laws.

This press release is neither an offer to sell nor a solicitation of an offer to buy any securities, nor shall it constitute an offer to sell, solicitation of an offer to buy or sale of any securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction.

Forward-Looking Statements

This press release contains “forward-looking” statements, which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are often identified by the use of words such as, but not limited to, “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “expect,” “predict,” “intend,” “may,” “might,” “plan,” “project,” “potential,” “seek,” “should,” “target,” “will,” “would” and similar expressions or variations intended to identify forward-looking statements. All statements other than statements of historical facts contained in this press release, including statements regarding whether Ligand will offer the notes or the warrants or consummate the offering, the convertible note hedge transactions or the warrant transactions on the expected terms, or at all; the anticipated use of the net proceeds of the offering and the warrant transactions; and the potential effects of entering into the hedge transactions and the warrant transactions are forward-looking statements. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important risk factors that are described more fully in Ligand’s reports and other documents filed with the Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K for the year ended December 31, 2024 and other flings that Ligand makes from time to time with the SEC, which are available on the SEC’s website at www.sec.gov, and could cause actual results to vary from expectations. All information provided in this press release is as of the date hereof, and Ligand undertakes no duty to update or revise this information, whether as a result of new information, new developments or otherwise, except as required by law, are forward-looking statements. These statements are not guarantees of future performance but are based on management’s expectations as of the date of this press release and assumptions that are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements.

About Ligand Pharmaceuticals

Ligand is a biopharmaceutical company enabling scientific advancement through supporting the clinical development of high-value medicines. Ligand does this by providing financing, licensing its technologies or both. Ligand’s business model seeks to generate value for stockholders by creating a diversified portfolio of biotech and pharmaceutical product revenue streams that are supported by an efficient and low corporate cost structure. Ligand’s goal is to offer investors an opportunity to participate in the promise of the biotech industry in a profitable and diversified manner. Ligand’s business model is based on funding programs in mid- to late-stage drug development in return for economic rights, purchasing royalty rights in development stage or commercial biopharmaceutical products and licensing Ligand’s technology to help partners discover and develop medicines. Ligand partners with other pharmaceutical companies to attempt to leverage what they do best (late-stage development, regulatory management and commercialization) in order to generate its revenue. Ligand operates two infrastructure-light royalty generating technology IP platform technologies. Ligand’s Captisol® platform technology is a chemically modified cyclodextrin with a structure designed to optimize the solubility and stability of drugs. Ligand’s NITRICIL™ platform technology facilitates tunable dosing, permitting an adjustable drug release profile to allow proprietary formulations that target a broad range of indications. Ligand has established multiple alliances, licenses and other business relationships with the world’s leading pharmaceutical companies including Amgen, Merck, Pfizer, Jazz, Gilead Sciences and Baxter International.

Contacts

Investors:

Melanie Herman

investors@ligand.com

(858) 550-7761

Media:

Kellie Walsh

media@ligand.com

(914) 315-6072